Exhibit 99.1

Jet.AI Reports First Quarter 2026 Financial Results

LAS VEGAS, May 15, 2026 (GLOBE NEWSWIRE) — Jet.AI Inc. (“Jet.AI” or the “Company”) (Nasdaq: JTAI), an emerging provider of high-performance GPU infrastructure and AI cloud services, today announced financial results for the first quarter ended March 31, 2026.

General Company Update

●	As of March 31, 2026, the Company had approximately $13.5 million in cash and no debt, compared to $1.8 million in cash as of December 31, 2025.

●	The proposed merger with flyExclusive remains on track for a shareholder vote on June 11, 2026. Subsequent to quarter end, the Company sold one of its HondaJet aircraft in coordination with flyExclusive and in preparation for the anticipated closing of the transaction.

●	Following quarter end, the Company also announced the acquisition of a $5 million economic interest in SpaceX, which has recently been widely reported to be pursuing an IPO in June/July.

●	Consensus Compute JV secured natural gas supply equivalent to 500MW of generation capacity for the Manitoba campus, along with the environmental permits required to use the gas for power generation. The 395-acre Manitoba campus continues to attract significant interest from hyperscalers, and this achievement marked completion of the JV’s third milestone. The next major phase of the project is expected to include turbine acquisition aligned with a tenant commitment, along with additional formal project milestones. The power study for the Moapa data center remains ongoing and the company maintains a robust pipeline of North American data center projects.

●	The AI Infrastructure Acquisition Corp. (NYSE:AIIA), valued at approximately $17.2 million on the balance sheet, is actively engaged with several targets, and outreach remains ongoing.

●	During the quarter, the Board approved a $5 million share repurchase authorization.

Proposed Merger with flyExclusive

On May 1, 2026, Jet.AI announced that the Registration Statement Form S-4 (File No. 333-284960) filed by flyExclusive, Inc. (“flyExclusive”) related to the proposed merger transaction has been declared effective by the Securities and Exchange Commission (the “SEC”), formally advancing the transaction into its stockholder approval and closing phases.

Jet.AI and flyExclusive continue to expect to close the proposed merger in the second quarter of 2026, with Jet.AI’s special meeting of its stockholders scheduled on June 11, 2026. Jet.AI stockholders of record as of the record date, May 8, 2026, are entitled to vote on the proposed transaction at the meeting. The definitive proxy statement for the special meeting was filed with the SEC and can be found on the SEC’s website here. The Company mailed the definitive proxy materials on or about May 13th, 2026. The definitive proxy materials contain important information regarding the special meeting and the proposed transactions, including voting procedures and risk factors.

Strategic Holdings

●	The Company holds a $5.0 million economic interest in SpaceX and its related subsidiaries (including but not limited to xAI/Grok, Starlink, and X/Twitter) from an investment made through a Special Purpose Vehicle (SPV) that held equity in xAI prior to its acquisition by SpaceX. It has been widely reported that SpaceX is planning an IPO this summer and market speculation that it would price at a level significantly higher than that paid by the Company.

●	As of March 31, 2026, the aggregate value of the shares the Company holds of AI Infrastructure Acquisition Corp. (“AIIA”) was approximately $17.23 million, consisting of AIIA Class A Ordinary Shares and Rights valued at $1.35 million and AIIA Class B Ordinary Shares valued at $15.88 million. The SPAC is actively engaged with numerous targets, and outreach remains ongoing.

Data Center Updates

In March 2026, Jet.AI and Consensus Core Technologies, Inc. (“Consensus Core”) completed the third set of milestones for the Midwestern and Maritime hyperscale data center campuses by their joint venture, Convergence Compute LLC (“Convergence Compute”). The completed milestones included:

●	Midwestern Campus

○	Submission of a Transmission Power Load Study Application by Convergence Compute

○	Natural gas supply confirmation for up to six turbines at the Midwestern campus

●	Maritime Campus

○	Executed letter of intent for Convergence Compute to acquire power from hydro and the producer’s proposed wind farm for use by the Maritime campus (the “Wind Power Project”)

○	Assignment of all of Consensus Core’s rights to lease the Maritime project property to Convergence Compute

The upcoming fourth milestone includes the following:

●	Midwestern Campus

○	Obtaining of any necessary environmental permits or studies

○	Delivery of site plans for establishment of utility/energy generation to the Midwest Data Center Project property, including any gas lines

●	Maritime Campus

○	Obtaining of any necessary environmental permits or studies

○	Delivery of site plans for establishment of utility/energy generation to the Maritime Data Center Project property, including any gas lines

○	Execution of a definitive agreement with respect to the Wind Power Project

The power study for the Moapa data center project remains ongoing and the company maintains a robust pipeline of North American data center projects.

Jet.AI Founder and Executive Chairman Mike Winston added: “In just the past three months, Jet.AI has advanced major AI data center milestones across three North American sites (totaling over 1 GW capacity), secured a $5.0 million strategic economic interest in xAI/SpaceX, reported a profitable full-year 2025 with strong cash position, authorized a $5.0 million share repurchase program, and cleared key regulatory hurdles toward closing our transformative merger with flyExclusive in Q2 2026, positioning us as a pure-play leader in powered land for AI infrastructure.”

Additional information regarding the Company’s financial results for the first quarter ended March 31, 2026 can be found in the Form 10-Q filed with the U.S. Securities and Exchange Commission here.

About Jet.AI

Jet.AI Inc. is a technology-driven company focused on deploying artificial intelligence tools and infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the NASDAQ Capital Market under the ticker symbol “JTAI.”

Additional Information and Where to Find It

In connection with the transactions contemplated by the Amended and Restated Agreement and Plan of Merger and Reorganization, dated May 6, 2025, between Jet.AI, flyExclusive, FlyX Merger Sub, Inc., and Jet.AI SpinCo, Inc. (as amended, the “Merger Agreement”), flyExclusive has filed a Registration Statement on Form S-4 (File No. 333-284960) (as amended, the “Registration Statement”) to register the shares of flyExclusive common stock that will be issued in connection with the proposed transactions. The Registration Statement was declared effective on April 30, 2026 and includes a preliminary proxy statement of the Company and a preliminary prospectus of flyExclusive. Jet.AI and flyExclusive filed a definitive proxy statement and final prospectus, respectively (together, the “Proxy Statement/Prospectus”), with the SEC and they each may file with the SEC other relevant documents concerning the proposed transactions. The definitive proxy statement and other relevant documents will be mailed to Jet.AI stockholders as of May 8, 2026, the record date established for voting on the proposed transactions, in connection with Jet.AI’s solicitation of proxies for the special meeting. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus, or any other document that the parties have filed or will file with the SEC, or send to stockholders, in connection with the proposed transactions.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FLYEXCLUSIVE, AND THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained, free of charge, at the SEC’s website at www.sec.gov when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from the Company by accessing the Company’s website at investors.jet.ai. Copies of the Registration Statement, the Proxy Statement/Prospectus and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to the Company at 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Board Secretary, or by phone at (702) 747-4000. The information on the Company’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation of Proxies

Jet.AI, flyExclusive, and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Jet.AI’s stockholders in connection with the proposed transactions. Jet.AI’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed transactions of Jet.AI’s directors and officers in the parties’ filings with the SEC, including Jet.AI’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jet.AI’s stockholders in connection with the proposed transactions and a description of their direct and indirect interests is included in the definitive proxy statement/prospectus relating to the proposed transactions. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transactions are expected to be implemented solely pursuant to the legally binding definitive agreement, and which contains the material terms and conditions of the proposed transactions. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. The forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry in which we operate and management’s beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “projects,” “forecasts,” “aim” and similar expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions, and involve certain known and unknown risks and uncertainties that are difficult to predict, many of which are beyond our control. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated or expected. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2025, under the heading “Risk Factors” in Item 1A, and also in subsequent reports filed by Jet.AI with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as provided by law.

Jet.AI Investor Relations:

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com

JET.AI, INC.

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2026	2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$13,497,732	$1,819,503
Accounts receivable	318,505	97,331
Other assets	215,504	248,724
Total current assets	14,031,741	2,165,558

Property and equipment, net	1,868	2,505
Intangible assets, net	86,745	86,745
Right-of-use lease asset	371,317	508,707
Investment in joint venture	2,765,000	865,000
Deposit on aircraft	4,050,000	4,050,000
Deposits and other assets	868,561	868,561
Other investments	17,231,000	17,137,000
Total assets	$39,406,232	$25,684,076

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,352,473	$1,621,379
Accrued liabilities	1,251,345	1,148,782
Deferred revenue	465,365	443,126
Operating lease liability	361,917	495,782
Total current liabilities	3,431,100	3,709,069

Commitments and contingencies (Note 2, 5, and 6)	-	-

Stockholders’ Equity
Preferred Stock, 4,000,000 shares authorized, par value $0.0001, 0 issued and outstanding	-	-
Series B Convertible Preferred Stock, 5,000 shares authorized, par value $0.0001, 0 and 750 issued and outstanding	-	-
Common stock, 1,000,000 shares authorized, par value $0.0001, 639,738 and 31,413 issued and outstanding	63	2
Subscription receivable	(6,724)	(6,724)
Additional paid-in capital	86,619,499	69,938,333
Accumulated deficit	(50,637,706)	(47,956,604)
Total stockholders’ equity	35,975,132	21,975,007
Total liabilities and stockholders’ equity	$39,406,232	$25,684,076

JET.AI, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended
	March 31,
	2026	2025

Revenues	$1,681,236	$3,474,638

Cost of revenues	1,915,459	3,590,152

Gross loss	(234,223)	(115,514)

Operating Expenses:
General and administrative (including stock-based compensation of $64,382 and $550,936, respectively)	2,225,862	2,652,427
Sales and marketing	306,387	294,408
Research and development	99,080	108,924
Total operating expenses	2,631,329	3,055,759

Operating loss	(2,865,552)	(3,171,273)

Other income:
Other income	90,450	1,469
Unrealized gain on other investments	94,000	-
Total other income	184,450	1,469

Loss before provision for income taxes	(2,681,102)	(3,169,804)

Provision for income taxes	-	-

Net Loss	$(2,681,102)	$(3,169,804)

Weighted average shares outstanding - basic and diluted	401,302	8,557
Net loss per share - basic and diluted	$(6.68)	$(370.43)

JET.AI, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three Months Ended
	March 31,
	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,681,102)	$(3,169,804)
Adjustments to reconcile net loss to net cash used in operating activities:
Unrealized gain on other investments	(94,000)	-
Amortization and depreciation	637	638
Stock-based compensation	64,382	550,936
Non-cash operating lease costs	137,390	133,439
Changes in operating assets and liabilities:
Accounts receivable	(221,174)	(266,643)
Other current assets	33,220	21,059
Accounts payable	(268,906)	271,350
Accrued liabilities	102,563	446,080
Deferred revenue	22,239	(37,349)
Operating lease liability	(133,865)	(129,914)
Net cash used in operating activities	(3,038,616)	(2,180,208)

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in joint venture	(1,900,000)	-
Deposit on aircraft	-	(1,100,000)
Deposits and other assets	-	(77,000)
Net cash used in investing activities	(1,900,000)	(1,177,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs	(3,196,913)	(1,270,000)
Proceeds from exercise of Series B Convertible Preferred Stock warrants	-	11,000,000
Proceeds from sale of Common Stock	19,813,758	-
Net cash provided by financing activities	16,616,845	9,730,000

Increase in cash and cash equivalents	11,678,229	6,372,792
Cash and cash equivalents, beginning of period	1,819,503	5,872,627
Cash and cash equivalents, end of period	$13,497,732	$12,245,419

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash financing activities:
Issuance of Common Stock for Series B Preferred Stock conversion	$20	$-